LETTER OF TRANSMITTAL

To Accompany Certificates Formerly Representing Shares of Common Stock of Inland Real Estate Corporation

TRANSFER AGENT:   REGISTRAR AND TRANSFER COMPANY

For Delivery by Courier or by Hand:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-0645

Attn:   Corporate Actions

For All Other Deliveries:

Registrar and Transfer Company

P.O. Box 645

Cranford, New Jersey 07016-0645

Attn:   Corporate Actions

Information Agent

The Altman Group

(800) 762-8412

DESCRIPTION OF CERTIFICATES SURRENDERED

            Certificate(s) Enclosed (Attach List if necessary)

            (See Instructions)

            Name(s) and Address of Registered Holder(s)

            Certificate Number(s)

            Total Number of Shares Represented by Certificate(s)

            TOTAL SHARES

n  Check the box to the left if you have lost any of your certificates and complete the Affidavit For Lost Stock Certificate(s) on the reverse side. (See Instruction # 4)

SIGNATURES MUST BE PROVIDED BELOW – PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Effective as of the opening of business on December 3, 2004, the Company will require the mandatory exchange (the “Mandatory Certificate Exchange”) of all stock certificates issued with or under the CUSIP number 457461101 for new stock certificates with the new CUSIP number 457461200.   As a result of the Mandatory Certificate Exchange, all trades in the Company’s common stock made after the close of business on December 2, 2004 can be delivered only with stock evidenced by certificates with the new CUSIP number.   In furtherance of the Mandatory Certificate Exchange, the undersigned herewith surrenders the above described certificate(s) to Registrar and Transfer Company (the “Transfer Agent”).   As part of the Mandatory Certificate Exchange, fractional shares that are currently (i) not held in the Company’s dividend reinvestment program (“DRP”) and (ii) held in a DRP account containing only a fractional position (i.e., less than one whole share in the aggregate) will be converted to cash at a price equal to 100% of the average of the daily open and close sales price per share, as reported by the New York Stock Exchange, of the Company’s common stock on December 2, 2004.   The Company will issue a check for the proceeds of any fractional shares that have been converted to cash.

All distributions made by the Company after the payment of its December 2004 dividend, including those distributions that otherwise would have been reinvested through the DRP, will be held in a segregated non-interest bearing account for the benefit of the undersigned until the undersigned has turned in all of his or her old stock certificates for new stock certificates.   The December 2004 dividend is expected to be paid on or about December 17, 2004.

Shares held in a brokerage account or “street name” require no action under this Letter of Transmittal.   In addition, stockholders that hold less than one whole share in the aggregate, whether in the DRP or otherwise, will automatically receive a cash payment at the price specified above, and need not complete this Letter of Transmittal.

I (We) (i) hereby represent and warrant that I (we) have full authority to turn in, deliver, transfer and assign the above certificate(s) as provided herein and agree to furnish or execute any additional documents requested, and to comply with any additional requirements imposed, by the Transfer Agent or Inland Real Estate Corporation to complete such delivery, surrender, transfer and exchange; and (ii) understand and agree that the Instructions in this Letter of Transmittal are part of the terms and conditions for surrender of the certificate(s) and are incorporated herein by reference.

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear on the certificate(s), or by the authorized agent of the registered holder(s).

SIGNATURE(S) REQUIRED

IMPORTANT – THIS BOX MUST BE SIGNED AND DATED

Signature(s) of Registered Holder(s) or Agent:

Must be signed by the registered holder(s) EXACTLY as name(s) appear on stock certificate(s).  If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in fiduciary or representative capacity or other person, please set forth title.   (See Instruction # 2)

            Registered Holder Signature

            Registered Holder Signature

            Title, if any

            Phone

            Date

SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the new certificate(s) is to be mailed to an address other than the address reflected above.  (See Instruction # 3)

            Address:

INSTRUCTIONS FOR SURRENDERING CERTIFICATES

Forming Part of the Terms and Conditions of this Letter of Transmittal

1. General.   At the time the Letter of Transmittal is properly filled in and signed by or on behalf of the registered holder(s) and accompanied by the old stock certificate(s) when surrendered to the Transfer Agent at the addresses set forth in this Letter of Transmittal, the Transfer Agent will send you a new stock certificate for the same number of whole shares of Inland Real Estate Corporation with the CUSIP number 457461200, plus any applicable fractional share payment.

The Company recommends that you use an overnight courier service to deliver the documents to the Transfer Agent.   If you use the mail, the Company strongly recommends the use of registered insured mail, return receipt requested.

Insert the certificate number(s) of the old stock certificate(s) that you are surrendering herewith and the number of shares represented by each certificate in the box at the top of the Letter of Transmittal.  If the space provided is insufficient, attach a separate sheet listing this information.

2. Authority of Signatory.   If the Letter of Transmittal is signed by an agent, attorney, executor, administrator, trustee, guardian or other fiduciary, or by a person acting in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, the person must indicate his or her full title along with proper documentary evidence of his or her appointment and authority to act in this capacity (including, where necessary, bylaws, corporate resolutions and court orders) must be forwarded with the surrendered stock certificate(s) and this Letter of Transmittal.

3. Special Delivery Instructions.   Indicate the address to which the new stock certificate is to be sent if different from the address of the person(s) signing this Letter of Transmittal.

4. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s).   You will not receive your new stock certificate unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Transfer Agent, together with the old stock certificate(s) evidencing your shares and any required accompanying evidences of authority.   The Company will pay all fees associated with the mandatory certificate exchange.

Furthermore, all distributions made by the Company after the payment of its December 2004 dividend, including those distributions that otherwise would have been reinvested through the DRP, will be held in a segregated non-interest bearing account for your benefit until you have turned in all of your old stock certificates for new stock certificates.   The December 2004 dividend is expected to be paid on or about December 17, 2004.

If your certificate(s) has been lost, stolen, or destroyed and the certificate(s) was issued before May 18, 2004, you should check the box on the face of the Letter of Transmittal indicating that the certificate(s) is lost, complete the rest of the form including the Affidavit For Lost Certificate(s) below and return it to the Transfer Agent, along with any certificate(s) of Inland Real Estate Corporation stock in your possession.   If the lost certificate(s) was issued on or after May 18, 2004, you must also send a check payable to Seaboard Surety Company in the amount of 1.5% of the market value of the stock (Minimum $20.00).   If the premium exceeds $1,500, please contact the Information Agent.

5. Validity of Surrender; Irregularities.   All questions as to validity, form and eligibility of any surrender of certificate(s) will be determined by the Company (which may delegate the power to so determine in whole or in part to the Transfer Agent), and any such determination shall be final and binding absent manifest error.   The Company reserves the right to waive any irregularities or defects in the surrender of any certificate(s) and its interpretation of the terms and conditions of this Letter of Transmittal or any other documents delivered therewith with respect to such irregularities or defects shall be in its sole discretion.   A surrender will not be deemed to have been validly made until all irregularities and defects have been cured.

6. Timing of the Exchange.   New stock certificates will typically be issued within five business days following receipt by the Transfer Agent of a properly completed and duly executed Letter of Transmittal.   Failure to properly complete the Letter of Transmittal may increase processing time. Letters of Transmittal and old stock certificates may be sent to Registrar and Transfer Company at any time, either before or after December 3, 2004.   However, certificates turned in prior to December 3, 2004 will not be processed until on or after December 3, 2004.   Stockholders that may wish to transfer or sell their shares prior to December 3, 2004 should contact their broker and immediately deposit their shares into a brokerage account. Otherwise, you will need to wait until you receive a new stock certificate to sell your shares.

7. Inquiries.   All inquiries should be directed to the Information Agent at (800) 762-8412.